UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 2, 2006

INTERSTATE BAKERIES CORPORATION
Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-11165	43-1470322
(Commission File Number)	(IRS Employer Identification No.)

12 East Armour Boulevard Kansas City, Missouri	64111
(Address of Principal Executive Offices)	(Zip Code)

(816) 502-4000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.

On August 2, 2006, Interstate Bakeries Corporation (the “Company”) issued a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, which announced that the Company has filed a motion in the U.S. Bankruptcy Court seeking approval of a proposed extension of (i) its debtor-in-possession financing and (ii) the exclusive periods within which it may file and seek acceptances of a plan of reorganization. As referenced in the press release, attached hereto as Exhibit 99.2 is a term sheet with respect to the proposed extension of the Company’s debtor-in-possession financing, which includes, among other proposed terms and conditions, certain financial covenants requiring the Company to achieve minimum financial performance targets.

	Item 9.01	Financial Statements and Exhibits.
(c)	Exhibits

Exhibit No.	Description

99.1	Interstate Bakeries Corporation press release dated August 2, 2006.

99.2	Proposed term sheet for extension of debtor-in-possession financing

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2006	INTERSTATE BAKERIES

CORPORATION

By: /s/ Ronald B. Hutchison

Ronald B. Hutchison

Executive Vice President and

Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Interstate Bakeries Corporation press release dated August 2, 2006.

99.2	Proposed term sheet for extension of debtor-in-possession financing

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